UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2019

VIACOMCBS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway New York, New York		10036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 258-6000

CBS Corporation

51 West 52nd Street

New York, New York 10019

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	VIACA	The Nasdaq Stock Market LLC
Class B Common Stock, $0.001 par value	VIAC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion on December 4, 2019 of the transactions contemplated by the Agreement and Plan of Merger, dated as of August 13, 2019, as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated as of October 16, 2019 (the “Merger Agreement”), by and between CBS Corporation, a Delaware corporation (“CBS”), and Viacom Inc., a Delaware corporation (“Viacom”), pursuant to which Viacom merged with and into CBS (the “Merger”), with CBS continuing as the surviving company. At the effective time of the Merger (the “Effective Time”), the combined company changed its name to ViacomCBS Inc. (“ViacomCBS”).

The Merger Agreement and the transactions contemplated thereby were previously described in the Registration Statement on Form S-4 (No. 333-234238) (the “Registration Statement”) filed by CBS with the Securities and Exchange Commission (the “SEC”) on October 17, 2019, as amended on October 24, 2019, and declared effective by the SEC on October 25, 2019.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Merger with Viacom

On the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time, (1) each share of Class A common stock, par value $0.001 per share, of Viacom (the “Viacom Class A Common Stock”) issued and outstanding immediately prior to the Effective Time, other than shares held by Viacom as treasury shares or held by CBS, was converted automatically into 0.59625 shares of Class A common stock, par value $0.001 per share, of ViacomCBS (the “ViacomCBS Class A Common Stock”) and (2) each share of Class B common stock, par value $0.001 per share, of Viacom (the “Viacom Class B Common Stock”) issued and outstanding immediately prior to the Effective Time, other than shares held by Viacom as treasury shares or held by CBS, was converted automatically into 0.59625 shares of Class B common stock, par value $0.001 per share, of ViacomCBS (the “ViacomCBS Class B Common Stock” and together with the ViacomCBS Class A Common Stock, the “ViacomCBS Common Stock”).

No fractional shares of ViacomCBS Common Stock were issued in connection with the Merger, and the stockholders of Viacom became entitled to receive cash in lieu of any fractional shares of ViacomCBS Common Stock.

At the Effective Time, each share of Class A common stock, par value $0.001 per share, and Class B common stock, par value $0.001 per share, of CBS (the “CBS Class A Common Stock” and “CBS Class B Common Stock,” respectively) issued and outstanding immediately prior to the Effective Time remained an issued and outstanding share of ViacomCBS Class A Common Stock and ViacomCBS Class B Common Stock, respectively, and was not affected by the Merger.

At the Effective Time, each Viacom stock option outstanding immediately prior to the Effective Time was converted automatically into a ViacomCBS stock option, on the same terms and conditions, with respect to a number of shares of ViacomCBS Class B Common Stock equal to (1) the number of shares of Viacom Class B Common Stock subject to the Viacom stock option immediately prior to the Effective Time, multiplied by (2) 0.59625 (with the resulting number rounded down to the nearest whole share), at an exercise price (rounded up to the nearest hundredths of a cent) equal to the exercise price of the stock option immediately prior to the Effective Time divided by 0.59625.

Any award of time-based restricted stock units with respect to Viacom Class B Common Stock (a “Viacom RSU Award”) held by a non-employee member of the Viacom board of directors who will not serve on the ViacomCBS board of directors (the “ViacomCBS Board”) after the Effective Time vested immediately prior to the Effective Time. At the Effective Time, each other Viacom RSU Award outstanding immediately prior to the Effective Time was converted into an award of time-based restricted stock units with respect to ViacomCBS Class B Common Stock (a “ViacomCBS RSU Award”), on the same terms and conditions, with respect to a number of shares of ViacomCBS Class B Common Stock (rounded to the nearest whole share) equal to (1) the number of shares of Viacom Class B Common Stock subject to the Viacom RSU Award immediately prior to the Effective Time, multiplied by (2) 0.59625.

At the Effective Time, each award of performance-based restricted stock units with respect to Viacom Class B Common Stock (a “Viacom PSU Award”) outstanding immediately prior to the Effective Time was converted automatically into a ViacomCBS RSU Award, on the same terms and conditions, other than the requirement to achieve any performance goals, with respect to a number of shares of ViacomCBS Class B Common Stock (rounded to the nearest whole share) equal to (1) the number of shares of Viacom Class B Common Stock subject to the Viacom PSU Award immediately prior to the Effective Time based on actual performance for any portion of such award for which the applicable performance period has been completed prior to the Effective Time, and otherwise target performance, multiplied by (2) 0.59625.

At the Effective Time, any cash amounts under the Viacom director nonqualified deferred compensation plan or any Viacom dividend equivalent arrangement that may be settled in shares of Viacom Class B Common Stock, or that track the value of a share of Viacom Class B Common Stock, was converted into a cash amount that may be settled in shares of ViacomCBS Class B Common Stock (unless the award, by its terms, is payable in cash). In addition, each notional unit with respect to shares of Viacom Class B Common Stock subject to a Viacom employee nonqualified deferred compensation plan was converted into a number of units with respect to ViacomCBS Class B Common Stock on the same terms and conditions, with respect to a number of shares of ViacomCBS Class B Common Stock equal to (1) the number of shares of Viacom Class B Common Stock subject to the notional unit immediately prior to the Effective Time, multiplied by (2) 0.59625.

At the Effective Time, each CBS equity award outstanding immediately prior to the Effective Time remained outstanding as a stock-based award of ViacomCBS and was not affected by the Merger except that (1) the number of underlying shares subject to a performance-based restricted stock unit with respect to CBS Class B Common Stock was fixed based on actual performance, if the applicable performance period had been completed prior to the Effective Time, or target performance, if the applicable performance period had not yet been completed prior to the Effective Time, and (2) awards held by non-employee members of the CBS board of directors who will not serve on the ViacomCBS Board vested immediately prior to the Effective Time.

Following the Effective Time, the Viacom Class A Common Stock and Viacom Class B Common Stock, which traded on the Nasdaq Global Select Market (“Nasdaq”) under the ticker symbols “VIA” and “VIAB,” respectively, prior to the Effective Time, ceased trading and will be delisted from Nasdaq.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 and Exhibit 2.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Merger with CBS Operations Inc.

On December 4, 2019, prior to the Effective Time, CBS Operations Inc. (“CBS Operations”), which was a wholly-owned subsidiary of CBS and guarantor of substantially all of CBS’ outstanding debt securities, merged with and into CBS, in order to extinguish CBS Operations’ guarantee with the intention that all of the outstanding debt securities of CBS and Viacom be pari passu at the Effective Time.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Supplemental Indenture

On December 4, 2019, CBS, Viacom and The Bank of New York Mellon, a New York banking corporation, as trustee (in such capacity, the “Trustee”), entered into the Twenty-First Supplemental Indenture (the “Supplemental Indenture”) to the Indenture, dated as of April 12, 2006 (as amended, supplemented or otherwise modified from time to time, the “Indenture”), between Viacom and the Trustee, pursuant to which at the Effective Time ViacomCBS succeeded to, and became substituted for, Viacom, and assumed all of Viacom’s rights and obligations under the Indenture, including with respect to all payments of principal, premium (if any) and interest on the Outstanding Securities (as defined in the Indenture) of each series of Securities (as defined in the Indenture) issued under the Indenture.

The foregoing description of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Supplemental Indenture, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Loan Assumption

On December 4, 2019, ViacomCBS entered into that certain Loan Assumption (the “Loan Assumption”) with respect to the Amended and Restated Credit Agreement, dated as of February 11, 2019 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Viacom, the subsidiary borrowers party thereto, the lenders party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent, Citibank, N.A. and Bank of America, N.A., as syndication agents, and Deutsche Bank Securities Inc., Mizuho Bank, Ltd., Morgan Stanley MUFG Loan Partners, LLC and Wells Fargo Bank, N.A., as documentation agents, pursuant to which, as of the Effective Time, ViacomCBS assumed all of the obligations of Viacom under the Credit Agreement.

Under the Credit Agreement, the Lenders provide ViacomCBS a $2.5 billion revolving credit facility. Borrowing rates under the Credit Agreement are determined at ViacomCBS’ option at the time of each borrowing and are generally based on the London interbank offered rate for deposits in the relevant currency or the alternate base rate, in each case, plus a specified margin based on the rating applicable to ViacomCBS’ senior, unsecured, non-credit enhanced long term debt (as determined pursuant to the Credit Agreement). ViacomCBS has the right at any time to increase the total amount of its commitments under the Credit Agreement by an aggregate additional amount not to exceed $1 billion. ViacomCBS is obligated to pay a commitment fee based on the average daily unused amount of the commitments under the Credit Agreement. The maturity date of the revolving credit facility under the Credit Agreement is February 11, 2024, subject to two one-year extensions. The revolving credit facility under the Credit Agreement contains only one principal financial covenant - a maximum consolidated total leverage ratio. Borrowings under the Credit Agreement may be used for general corporate purposes.

The foregoing descriptions of the Loan Assumption and the Credit Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Some of the financial institutions party to the Credit Agreement and their respective affiliates have performed, and/or may in the future perform, various commercial banking, investment banking and other financial advisory services in the ordinary course of business for ViacomCBS and its subsidiaries for which they have received, and/or will receive, customary fees and commissions.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 4, 2019, CBS provided written notice to the New York Stock Exchange (the “NYSE”) of the completion of the Merger and requested that the NYSE (1) suspend trading of the CBS Class A Common Stock and the CBS Class B Common Stock and (2) delist the CBS Class A Common Stock and the CBS Class B Common Stock from the NYSE. Immediately prior to the Effective Time, CBS filed with the SEC a Form 25 to withdraw the listing of the CBS Class A Common Stock and the CBS Class B Common Stock from the NYSE.

Following the Effective Time, ViacomCBS filed with the SEC a Form 8-A to list the ViacomCBS Class A Common Stock and ViacomCBS Class B Common Stock on Nasdaq. The ViacomCBS Class A Common Stock and ViacomCBS Class B Common Stock have been approved for listing on Nasdaq under the ticker symbols “VIACA” and “VIAC,” respectively, and will begin trading on December 5, 2019.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01, Item 3.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

(b) and (d)

ViacomCBS Board of Directors and Committees

As contemplated by the Merger Agreement, on December 3, 2019, the board of directors of CBS appointed each of Robert M. Bakish, Judith A. McHale, Ronald L. Nelson, Charles E. Phillips, Jr. and Nicole Seligman (the “New Director Appointees”) to the ViacomCBS Board, effective as of the Effective Time, and on December 4, 2019, Gary L. Countryman, Martha L. Minow and Strauss Zelnick resigned from the board of directors of CBS and any committees thereof, effective as of the Effective Time. As a result of these changes, following the Effective Time, the ViacomCBS Board has 13 directors, consisting of the New Director Appointees, Candace K. Beinecke, Barbara M. Byrne, Brian Goldner, Linda M. Griego, Robert N. Klieger, Shari E. Redstone, Susan Schuman and Frederick O. Terrell.

Each of the New Director Appointees will be provided with the opportunity to execute a ViacomCBS director indemnification agreement, the form of which was filed as Exhibit 10 to the Current Report on Form 8-K filed by CBS with the SEC on September 18, 2009, and, other than Mr. Bakish, will participate in ViacomCBS’ standard director compensation arrangements applicable to directors who are not employees of ViacomCBS or any of its subsidiaries, which is described in the Proxy Statement filed by CBS with the SEC on April 12, 2019.

Following the Effective Time on December 4, 2019, the ViacomCBS Board (1) appointed Ms. Redstone to serve as non-executive Chair of the ViacomCBS Board and (2) reconstituted each of the standing committees of the ViacomCBS Board as follows:

Audit Committee	Compensation Committee	Nominating and Governance Committee
Barbara M. Byrne (Chair)	Brian Goldner (Chair)	Nicole Seligman (Chair)
Judith A. McHale	Linda M. Griego	Candace K. Beinecke
Ronald L. Nelson	Judith A. McHale	Charles E. Phillips, Jr.
Frederick O. Terrell	Ronald L. Nelson	Susan Schuman

(b) and (e)

The New Ianniello Agreement

On December 4, 2019, effective as of the Effective Time, Joseph R. Ianniello, who served as President and Acting Chief Executive Officer of CBS until the Closing, and ViacomCBS entered into a new employment agreement (the “New Ianniello Agreement”), pursuant to which Mr. Ianniello will serve as Chairman and Chief Executive Officer of the CBS business of ViacomCBS. The New Ianniello Agreement provides for a fixed term commencing as of the Closing and ending on the 15-month anniversary thereof, unless terminated earlier. Mr. Ianniello will report to the President and Chief Executive Officer of ViacomCBS. The material terms of the New Ianniello Agreement are set forth in the section entitled “The Merger—Interests of CBS’ Executive Officers and Directors in the Merger—The New Ianniello Agreement” in the Registration Statement and are incorporated herein by reference.

The above-referenced description of the New Ianniello Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the New Ianniello Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

(c)

Bakish Appointment

On December 4, 2019, effective as of the Effective Time, the ViacomCBS Board appointed Mr. Bakish to serve as President and Chief Executive Officer of ViacomCBS. ViacomCBS assumed at the closing of the Merger (the “Closing”) the employment agreement, dated as of August 13, 2019, between Viacom and Mr. Bakish (the “Bakish Agreement”), which provides that Mr. Bakish will serve as President and Chief Executive Officer of ViacomCBS from the Closing through the fourth anniversary of the Closing, subject to one-year extensions beginning on the third anniversary of the Closing. The material terms of the Bakish Agreement are set forth in the section entitled “The Merger—Interests of Viacom’s Executive Officers and Directors in the Merger—The New Bakish Agreement” in the Registration Statement and are incorporated herein by reference.

In the event of a qualifying termination prior to the second anniversary of the Closing, Mr. Bakish will receive benefits under the Viacom Inc. Executive Retention Plan for Section 16 Officers or the Bakish Agreement, whichever are greater.

ViacomCBS also assumed at the Closing the letter agreement, dated as of August 13, 2019, that Viacom and Mr. Bakish entered into in connection with the Bakish Agreement (the “Bakish Letter Agreement”), which provides for an increase to Mr. Bakish’s fiscal year 2020 equity grant of $10,000,000, conditioned on the Closing occurring, to reflect the transaction and the increased equity grant value under the Bakish Agreement.

Mr. Bakish, age 55, served as President and Chief Executive Officer of Viacom from December 2016 until the Effective Time, having served as Acting President and Chief Executive Officer of Viacom beginning November 2016. Mr. Bakish was a member of the Viacom board of directors from December 2016 until the Effective Time. Mr. Bakish joined former Viacom Inc. in 1997 (prior to the separation of Viacom from CBS on December 31, 2005) and has held positions throughout the organization, including as President and Chief Executive Officer of Viacom International Media Networks and its predecessor company, MTV Networks International (“MTVNI”), from 2007 to 2016; President of MTVNI; Executive Vice President, Operations and Viacom Enterprises; Executive Vice President and Chief Operating Officer, MTV Networks Advertising Sales; and Senior Vice President, Planning, Development and Technology. Before joining Former Viacom, Mr. Bakish was a partner with Booz Allen Hamilton in its Media and Entertainment practice. Mr. Bakish has served as a director of Avid Technology, Inc. since 2009.

The above-referenced descriptions and descriptions of the Bakish Agreement and the Bakish Letter Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, which are filed as Exhibit 10.4 and Exhibit 10.5, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Gill-Charest Appointment

On December 4, 2019, effective as of the Effective Time, the ViacomCBS Board appointed Katherine Gill-Charest to serve as Executive Vice President, Controller and Chief Accounting Officer of ViacomCBS. ViacomCBS assumed at the Closing the employment agreement, dated as of November 18, 2019, between Viacom and Ms. Gill-Charest, which provides that Ms. Gill-Charest will serve as Executive Vice President, Controller and Chief Accounting Officer of ViacomCBS from the Closing through the third anniversary of the Closing.

Ms. Gill-Charest, age 55, served as Senior Vice President, Controller and Chief Accounting Officer of Viacom from October 2010 until the Effective Time. Prior to that, she served as Senior Vice President, Deputy Controller of Viacom beginning April 2010 and Vice President, Deputy Controller of Viacom from May 2007 to April 2010. Prior to joining Viacom, Ms. Gill-Charest served as Chief Accounting Officer of WPP Group USA from November 2005 to May 2007 and as its Vice President, Group Reporting from February 2001 to November 2005.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws of CBS were further amended and restated in substantially the forms set forth as annexes to the Registration Statement (as amended, the “A&R Charter” and “A&R Bylaws,” respectively). Descriptions of the material terms and conditions of the A&R Charter and A&R Bylaws are set forth in the sections entitled “The Merger—Governance Following Completion of the Merger—Constituent Documents” and “Comparison of the Stockholder Rights” in the Registration Statement and are incorporated herein by reference.

The above-referenced descriptions of the A&R Charter and A&R Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01	Other Events.

On December 4, 2019, ViacomCBS issued a press release announcing the completion of the Merger, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired.

The audited consolidated balance sheets of Viacom as of September 30, 2019 and 2018, and the related audited consolidated statements of earnings, comprehensive income, stockholders’ equity and cash flows for each of the years in the three-year period ended September 30, 2019, including the related notes, financial statement schedule, Management’s Report on Internal Control over Financial Reporting and the Report of Independent Registered Public Accounting Firm, are filed as Exhibit 99.2 hereto and are incorporated by reference into this Item 9.01(a).

(b)    Pro Forma Financial Information.

Any pro forma financial information required pursuant to this Item 9.01(b) in relation to the Merger will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date by which this Current Report is required to be filed.

(d)    Exhibits. The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

2.1

Agreement and Plan of Merger, dated as of August 13, 2019, by and between CBS Corporation and Viacom Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of CBS Corporation, filed on August 19, 2019).†

2.2

Amendment No. 1 to the Agreement and Plan of Merger, dated as of October 16, 2019, by and between CBS Corporation and Viacom Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of CBS Corporation, filed on October 17, 2019).†

3.1	Amended and Restated Certificate of Incorporation of ViacomCBS Inc., effective as of December 4, 2019.

3.2	Amended and Restated Bylaws of ViacomCBS Inc., effective as of December 4, 2019.

4.1

Twenty-First Supplemental Indenture, dated as of December 4, 2019, by and among CBS Corporation, Viacom Inc. and The Bank of New York Mellon, a New York banking corporation, as trustee (in such capacity, the “Trustee”), to the Indenture, dated as of April 12, 2006, between Viacom Inc. and the Trustee.

10.1	Loan Assumption, dated as of December 4, 2019, by ViacomCBS Inc.

10.2

Amended and Restated Credit Agreement, dated as of February 11, 2019, by and among Viacom Inc., the subsidiary borrowers party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Citibank, N.A. and Bank of America, N.A., as syndication agents, and Deutsche Bank Securities Inc., Mizuho Bank, Ltd., Morgan Stanley MUFG Loan Partners, LLC and Wells Fargo Bank, N.A., as documentation agents (incorporated by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q of Viacom Inc. filed on May 10, 2019).†

10.3

Employment Agreement, dated as of December 4, 2019, between ViacomCBS Inc. and Joseph R. Ianniello (incorporated by reference to Exhibit A to Exhibit 10.6 to the Registration Statement on Form S-4 of CBS Corporation, filed on October 17, 2019).

10.4

Employment Agreement, dated as of August 13, 2019, between Viacom Inc. and Robert M. Bakish (incorporated by reference to Exhibit 10.4 to the Registration Statement on Form S-4 of CBS Corporation, filed on October 17, 2019).

10.5

Letter Agreement, dated as of August 13, 2019, between Viacom Inc. and Robert M. Bakish (incorporated by reference to Exhibit 10.5 to the Registration Statement on Form S-4 of CBS Corporation, filed on October 17, 2019).

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Press Release of ViacomCBS Inc., dated December 4, 2019.

99.2

The audited consolidated balance sheets of Viacom Inc. as of September 30, 2019 and 2018, and the related audited consolidated statements of earnings, comprehensive income, stockholders’ equity and cash flows for each of the years in the three-year period ended September 30, 2019, including the related notes, financial statement schedule, Management’s Report on Internal Control over Financial Reporting and the Report of Independent Registered Public Accounting Firm (all incorporated by reference to Part II. Item 8 and Part IV. Item 15 of the Form 10-K of Viacom Inc. for the fiscal year ended September 30, 2019 (SEC File No. 001-32686)).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†	Schedules, exhibits and/or annexes have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any such omitted item will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIACOMCBS Inc.

By:	/s/ Christa A. D’Alimonte
Name:	Christa A. D’Alimonte
Title:	Executive Vice President, General Counsel and Secretary

Date: December 4, 2019